
JUN-AIR

Barocycler™ 2320EXT

# Pressure BioSciences

## Commercializing the Gentle Giant of Thermodynamics

Investor Presentation
August 18, 2021

(OTCQB: PBIO)

# FORWARD LOOKING STATEMENTS

This presentation may contain forward looking statements that reflect management's current views and opinions as to the status of the Company's products, technology and other future events and operations. These statements are neither a promise nor guarantee but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated. Investors are cautioned that any forward-looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the Company's filings with the Securities and Exchange Commission.

# Pressure BioSciences, Inc. (OTCQB: PBIO)

*Three Enabling High Pressure Platforms Driving Discovery & Quality Improvement in Critical Research & Manufacturing Areas of the Life Sciences*

PCT

## Pressure Cycling Technology (PCT)

*Alternating Cycles of Hydrostatic Pressure to Control Molecular Interactions*

- Biomarker Discovery, Biotherapeutics Characterization & QC, Diagnostics
- 350 Instruments Installed WW, 225 Customers (Multiple KOLs), >200 Publications, 15 Patents

BaroFold

## BaroFold™ Technology (BaroFold)

*High Pressure Disaggregation and Controlled Refolding of Proteins to Desired Active Structures*

- Bioprocess Development for Novel Protein Biotherapeutics, Rescue/Rework, Scalable for Mfg
- Contract Services Initiated, Six Customer Projects, 8 Patents

UST

## Ultra Shear Technology™ (UST™)

*Intense Shear Forces from Ultra High Pressure Valve Discharge with Controlled Temperatures*

- Nanoemulsification Processing - Makes Oil-Based Products Effectively Water-Soluble
- Dec 2021 Market Release under Lease/License Agreements, 6 Patents
- Multiple $B Markets: Pharmaceuticals, Nutraceuticals, Cosmetics, Agriculture. Food & Bev

# Pressure BioSciences New Eco-Friendly Agrochem Subsidiary Receives Over $1,000,000 in Orders in First Month of Operations (8.12.21)

- PBI announced the formation of PBI Agrochem, Inc. (new wholly owned agrochemical subsidiary) in July 2021
- During the past month, PBI has been setting up a U.S. warehousing, processing, and product packaging facility
- In July 2021, Company announced the purchase of over $500K of specialized proprietary bulk material
- Company plans to purchase $300-$500 additional specialized proprietary base bulk material in August/September
- Company has received orders for over $1,000,000 of eco-friendly agrochem pest control and growth stimulant products
- Company expects the majority of the $1,000,000 in orders to ship in Q3 2021
- The new Agrochem revenue will be additive to existing PBI core product revenue
- PBI expects it will receive orders for additional 2021 product shipments over the coming weeks and months
- Company believes revenue from new agrochem products will be significant and accretive, beginning in Q3 2021
- PBI believes the combination of its Core and new Agrochem product lines will take it to profitability in 2022

# Short-Term REVENUE Drivers

## Pressure-Based Core Business

- PCT Platform
- BaroFold Platform
- UST Platform

## PBI Agrochem, Inc. – Revenue Flow Begins Q3 2021

- Recently Formed Wholly Owned Subsidiary of Pressure BioSciences, Inc.
- Currently Operational: Receiving First Batch of Specialized Bulk Material this Week to Process/Ship to Customers
- Purchase of Assets of Eco-Friendly Agrochem Company: PBI Believes the Close is Imminent
- Acquisition Will Result in Significant Additional Revenue Added to PBIO's Existing Revenue in 2021
- Current Line of Key, Oil-based Pesticide and Fertilizer Products - Already High Quality & Impressive
- Future Impact of UST™ on Current Line of Key, Oil-based Products - Could be Highly Significant

| Q1 2020 | Q1 2021 | Incr. | Q2 2020 | Q2 2021 | Incr. | 1H 2020 | 1H 2021 | Q3 2021 (forecast) | Q4 2021 (forecast) |
|---|---|---|---|---|---|---|---|---|---|
| $253,873 | $559,874 | 121% | $268,154 | $608,927 | 127% | $522,027 | $1,168,801 | Add'l ~$1M Agro | Add'l >$1M Agro |

# PLEASE JOIN US ON PBI'S Q2 INVESTOR CALL

**Q2 2021 Financial Results and Business Update on Thursday, August 19, 2021 @ 4:30 pm EDT**

***Company to Discuss Strong Q2 2021 Financial Results, Give Update on Current Activities, and Take Questions on Aggressive Growth Plan Laid Out for the Company on August 5, 2021***

- **Revenue, Operating Income - Q2 & YTD**

- **Strengthen Financial Position**
- **Up-list to NASDAQ or NYSE**
- **Acquisition of Eco-Friendly Agrochem Company**
- **Expansion of Intellectual Property Estate**
- **Partnership with The Ohio State University**
- **Ultra Shear Technology (UST) Platform**
- **BaroFold Platform**
- **Pressure Cycling Technology (PCT) Platform**

Pressure BioSciences Inc.

**PCT** — **Pressure Cycling Technology**
Biomarker Discovery and Diagnostics Products

**Baro Fold** — **BaroFold Technology**
Bioprocess Development Products & Services

**UST** — **Ultra Shear Technology**
Nanoemulsion Technology | Equipment and Formulation Services

# Thank You!